UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 1, 2005


                               SERVOTRONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                          1-07109                           16-0837866
--------                          -------                           ----------
(State or Other Jurisdiction  (Commission File Number)            (IRS Employer
 of Incorporation)                                           Identification No.)

                  1110 Maple Street, Elma, New York 14059-0300
                  ---------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  716-655-5990
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR _ 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act _ (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b)
_  under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications
_  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 1, 2005, the Board of Directors of Servotronics, Inc. (the "Company") authorized amendments to the Company's employment agreements with each of Dr. Nicholas D. Trbovich, its Chairman, President and Chief Executive Officer and
Nicholas D. Trbovich, Jr., its Vice President and a Director. The amendments, which became effective as of May 1, 2005, set the annual base salary for Dr. Trbovich and Mr. Trbovich, Jr. at $397,400 and $182,000 respectively, or such greater amount as the Company's Board of Directors may determine.

On July 1, 2005, the Company's Board of Directors authorized new employment agreements with Dr. Trbovich and Mr. Trbovich, Jr. The new employment agreements supersede the previous employment agreements and contain a multi-year term extending to and including July 1, 2010 as the same may be extended from time to time. The Company entered into the new employment agreements to conform the agreements with current laws and regulations, including the American Jobs Creation Act of 2004. Other than the foregoing changes, the terms of the new employment agreements are generally consistent with the terms of the previous employment agreements between the Company and Dr. Trbovich and Mr. Trbovich, Jr., as amended through July 1, 2005.

The foregoing summary description of the amendments to the previous employment agreements and the new employment agreements does not purport to be complete and is qualified in its entirety by reference to the new employment agreements. A copy of the new employment agreements will be filed as exhibits to the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 7, 2005

                                            SERVOTRONICS, INC.



                                        By:   BERNADINE E. KUCINSKI
                                           -----------------------------------
                                              Bernadine E. Kucinski
                                              Assistant Secretary


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